4Q'16 Financial Results January 20, 2017 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; our transition to a replacement third-party vendor to manage the technology platform for our online retail deposits; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; obligations associated with being an independent public company; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau's regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on February 25, 2016. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 4Q'16 Highlights Financial highlights • $576 million Net earnings, $0.70 diluted EPS • Purchase volume +9%, Loan receivables +12%, Net interest income +13% • Net charge-offs at 4.62% compared to 4.23% in the prior year  30+ delinquency at 4.32% compared to 4.06% in the prior year • Expenses +6% ... Efficiency ratio 31.6% compared to 34.0% in the prior year • Deposits up $8.7 billion compared to prior year, comprise 72% of funding • Strong capital and liquidity  17.2% CET1 & $13.6 billion liquid assets (a) (a) CET1 % calculated under the Basel III transitional guidelines Business highlights  Launched new program  Introduced SyPI and launched CareCredit Pay My Provider to expand digital capabilities  Announced new partnership  Completed quarterly capital return  $0.13 quarterly dividend  $238 million share repurchase

4 Growth Metrics 4Q'15 4Q'16 4Q'15 4Q'16 4Q'15 4Q'16 4Q'15 4Q'16 +9% Purchase volume $ in billions Loan receivables $ in billions Average active accounts in millions Interest and fees on loans $ in millions $32.5 $35.4 $68.3 $76.3 $3,919 $3,494 68.7 64.9 +6% +12% +12%

5 Platform Results Retail Card Loan receivables, $ in billions $47.5 $52.6 4Q'15 4Q'16  Strong receivable growth across partner programs  Interest and fees on loans up 12% driven by receivable growth Payment Solutions Loan receivables, $ in billions $13.5 $15.6 4Q'15 4Q'16  Broad receivable growth led by home furnishings, auto and power  Interest and fees on loans up 13% driven by receivable growth CareCredit Loan receivables, $ in billions $7.3 $8.1 4Q'15 4Q'16  Receivable growth led by dental and veterinary  Interest and fees on loans up 11% driven by receivable growth Purchase volume Accounts $26.8 52.0 $29.0 54.5 +8% +5% $3.7 7.9 $4.2 8.8 +13% +12% $2.0 5.0 $2.2 5.4 +10% +8% Interest and fees on loans $2,594 $2,909 +12% $462 $523 +13% $438 $487 +11% +11% +15% +10% (a) (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and interest and fees on loans $ in millions V% V% V%

6 Financial Results Summary earnings statement Fourth quarter 2016 highlights $ in millions, except ratios Total interest income $3,947 $3,509 $438 12% Total interest expense 319 301 (18) (6)% Net interest income (NII) 3,628 3,208 420 13% Retailer share arrangements (RSA) (811) (734) (77) (10)% NII, after RSA 2,817 2,474 343 14% Provision for loan losses 1,076 823 (253) (31)% Other income 85 87 (2) (2)% Other expense 918 870 (48) (6)% Pre-Tax earnings 908 868 40 5% Provision for income taxes 332 321 (11) (3)% Net earnings $576 $547 $29 5% Return on assets 2.6% 2.7% (0.1)pts. 4Q'16 4Q'15% $ B/(W) • $576 million Net earnings, 2.6% ROA • Net interest income up 13% driven by growth in loan receivables  Interest and fees on loans up 12% driven by receivable growth  Interest expense increase driven by growth • Provision for loan losses driven by higher reserve build and growth  30+ delinquency 4.32% compared to 4.06% in the prior year  NCO's 4.62% compared to 4.23% in the prior year • Other expense up 6%  Other expense increase driven primarily by growth

7 Net Interest Income Fourth quarter 2016 highlights • Net interest income increased 13% compared to prior year driven by growth in receivables  Interest and fees on loans increased 12% compared to prior year driven by average loan receivable growth • Net interest margin up 49bps.  Loan receivables mix as a percent of total earning assets increased from 80.8% to 82.0%  Receivable yield 21.36%, up 17bps. versus prior year  Total interest-bearing liabilities cost decreased 2bps. to 1.79%, due to more favorable funding mix Net interest income $ in millions, % of average interest-earning assets 15.73% 16.22% 4Q'15 4Q'16 +13% $3,208 $3,628

8 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale $663 $668 $693 $633 $697 4.32% 4.53% 4.63% 4.02% 4.23% Allowance for loan losses $ in millions, % of period-end loan receivables 5.28% $3,236 5.59% $3,255 5.38% $3,302 5.31% $3,371 5.12% $3,497 $780 4.70% 5.50% $3,620 4Q'14 4Q'15 1Q'15 2Q'15 3Q'15 1Q'16 2Q'16 3Q'16 $747 4.49% 4Q'14 4Q'15 1Q'15 2Q'15 3Q'15 1Q'16 2Q'16 3Q'16 5.70% $3,894 90+ days past due $ in millions, % of period-end loan receivables $1,162 1.90% $1,056 1.81% $933 1.52% $1,102 1.73% $1,273 1.86% $1,212 1.84% $1,143 1.67% $765 4.38% 4Q'16 4Q'14 4Q'15 1Q'15 2Q'15 3Q'15 1Q'16 2Q'16 3Q'16 4Q'16 $1,334 1.89% 4Q'16 5.82% $4,115 30+ days past due $ in millions, % of period-end loan receivables $2,772 $2,536 $2,209 $2,171 $2,553 $2,538 $2,585 4.02% 4.14% 3.79% 3.53% 4.06% 3.85% 3.79% $3,008 4.26% 4Q'14 4Q'15 1Q'14 2Q'15 3Q'15 1Q'16 2Q'16 3Q'16 4Q'16 $3,295 $1,546 2.03% $4,344 5.69% $847 4.62% 4.32%

9 Other expense $ in millions Other Expense Employee costs $285 $315 $30 11% Professional fees 165 164 (1) (1)% Marketing/BD 128 130 2 2% Information processing 83 88 5 6% Other 209 221 12 6% Other expense $870 $918 $48 6% Efficiency 34.0% 31.6% (2.4)pts. $870 (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% +6% (a) $918 4Q'15 4Q'16 Fourth quarter 2016 highlights • Expense increased 6% vs. prior year • Employee costs up $30 million  Driven by employees added for growth and bringing certain 3rd party services in-house • Professional fees down $1 million  Driven by reduction of separation and 3rd party costs partially offset by growth • Marketing/BD costs up $2 million  Driven by growth and strategic investments • Information processing up $5 million  Driven by continued IT investment and purchase volume growth • Other up $12 million  Increase primarily driven by growth partially offset with reduction in separation costs • Efficiency ratio of 31.6% improved 2.4pts. compared to prior year

10 Funding, Capital and Liquidity (b) Liquid assets $14.8 $13.6 Undrawn credit facilities 6.1 6.7 Total liquidity $20.9 $20.3 Basel III (fully phased-in) 15.9% 17.0% Liquidity % of total assets, $ in billions 4Q'16 22.5% 24.9% 4Q'15 Capital ratios Common equity Tier 1% - Basel III transitional 4Q’15 (c) Does not include unencumbered assets in the Bank that could be pledged (c) 4Q’16 (a) Estimated percentages and amounts (b) Calculated under the Basel III transition guidelines 16.8% 17.2% (a) Funding sources $ in billions 4Q'15 4Q'16 Variance Deposits 64% 72% +8pts. Securitization 20% 17% (3)pts. 3rd Party Debt 16% 11% (5)pts. $72.2 Deposits Securitization 3rd Party Debt V$ $43.3 $13.6 $10.7 $52.0 $12.4 $7.8 $67.6 (2.9) (1.2) +8.7

11 Loan Receivables Growth 7% - 9% 12% Strong organic growth driven by value propositions and strategic investments Net Interest Margin ~ 15.5% 16.0% Higher receivable yield and favorable earning asset mix Net Charge-off Rate 4.3% - 4.5% 4.5% Normalization off recent lows Efficiency Ratio < 34.0% 31.1% Driven by higher margins and increased productivity ROA 2.5% - 3.0% 2.7% Better margin and lower expense partially offset with higher provision expense 2016 Outlook 2016 Actual Drivers (a) 2016 outlook provided during January 22, 2016 earnings conference call. Synchrony Financial does not affirm guidance during the year (a) 2016 Performance

12 Loan Receivables Growth 7% - 9% Net Interest Margin 15.75% - 16.00% Net Charge-off Rate 4.75% - 5.00% Efficiency Ratio ~ 32.0% ROA 2.5% + 2017 Outlook 2017 Outlook

13 Strategic Priorities Grow our business through our three sales platforms Position business for long-term growth Operate with a strong balance sheet and financial profile Leverage strong capital position Expand robust data, analytics and digital capabilities • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles • Accelerate capabilities: marketing, analytics and loyalty • Continue to leverage SKU level data and invest in CRM to differentiate marketing capabilities • Deliver leading capabilities across digital and mobile technologies • Explore opportunities to expand the core business (e.g., small business and proprietary networks) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses

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15 Appendix

16 Non-GAAP Reconciliation We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies.

17 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at December 31, 2016. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $14,196 (949) (712) $12,535 337 $12,872 263 $13,135 $75,941 $76,179 $ in millions at December 31, 2016